FRONT


We, the Information Agent, spoke to you a few days ago regarding your investment in Krupp Realty Fund, Ltd.-III. You conveyed to us that you were considering tendering your units for $550 each. As of today, we have not received the yellow application to tender your units.

         * Have you lost or misplaced the application to tender at $550?

         * Do you still have unanswered questions?

         * Are you confused?

If you answered yes to one or all of these questions, please pick up the phone and call us toll free at 1-800-605-6774.

Please don't wait.

Thank you.

Krupp Funds Group Limited Partnership

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                                                   Georgeson
                                                   & Company Inc.
                                                   --------------
                                                   www.georgeson.com

                                      FRONT


We have been trying to reach you on behalf of our client, Krupp Funds Group Limited Partnership. Kindly telephone us toll free at 1-800-605-6774.

Thank you.

Georgeson & Company Inc.

--------------------------------------------------------------------------------

                                      BACK

PROXY SOLICITATIONS

ANALYTICAL SERVICES

MERGERS & ACQUISITIONS

INVESTOR RELATIONS                                 IMPORTANT INFORMATION
                                                      ON REVERSE SIDE
CORPORATE GOVERNANCE

COUNSELING

INVESTOR TARGETING

COMMUNICATIONS PROGRAMS

INTERNET VOTING

TOUCH TONE VOTING

                                                   Georgeson
                                                   & Company Inc.
                                                   --------------
                                                   www.georgeson.com